Exhibit 99.2 Investor Presentation July 2021 Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global.Exhibit 99.2 Investor Presentation July 2021 Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global.

Disclaimer and Risk Factors The information provided in this presentation pertaining to the proposed business combination (the “Business Combination”) between Far Peak Acquisition Corporation (“FPAC”) and Bullish Global (together with its subsidiaries, “Bullish”) is for informational purposes only to assist interested parties in making their own evaluation and is not an offer to sell or a solicitation of a proxy, consent or authorization or of an offer to buy with respect to any securities, options, futures or other derivatives related to or in respect of the proposed Business Combination in any jurisdiction. Information contained in this presentation should not be relied upon as advice to buy or sell such securities. You should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and ﬁnancial advisors as to legal and related matters concerning the matters described herein, and, by accepting this presentation, you conﬁrm that you are not relying upon the information contained herein to make any decision. No legally binding obligations will be created, implied, or inferred from this presentation or the information contained herein. The product outlined in this presentation is still under development. The features of the ﬁnal product may be different and nothing should be construed as a commitment by Bullish. Important Information While the information in this presentation is believed to be accurate, FPAC, Bullish and their respective agents, advisors, directors, ofﬁcers, employees and shareholders make no representation or warranties, expressed or implied, as to the accuracy, completeness or reliability of such information. Neither FPAC, Bullish, nor any of their respective afﬁliates, agents, advisors, directors, ofﬁcers, employees and shareholders shall have any liability whatsoever, under contract, tort, trust or otherwise, to you or any person resulting from the use of the information in this presentation by you or any of your representatives or for omissions from the information in this presentation. We reserve the right to amend or replace the information contained herein, in part or entirely, at any time, and undertakes no obligation to provide you with access to the amended information or to notify you thereof. The distribution of this presentation may also be restricted by law and persons into whose possession this presentation comes should inform themselves about and observe any such restrictions. The presentation is not directed to any person in any jurisdiction where (by reason of that person’s nationality, residence or otherwise) the publication or availability of the presentation is prohibited. Persons in respect of whom such prohibitions apply must not access the presentation. Forward-Looking Statements Certain information in this presentation and oral statements made in any meeting are forward-looking and relate to Bullish and its anticipated ﬁnancial position, business strategy, events and courses of action. Words or phrases such as anticipate , objective , may , will , might , should , could , can , intend , expect , believe , estimate , predict , potential , plan , is designed to or similar expressions suggest future outcomes. Without limiting the generality of the foregoing, the forward-looking statements in this presentation include a model of annual revenues and EBITDA for Bullish under various stated operational assumptions (referred to as the “Illustrative Model”). Forward-looking statements are based on the opinions and estimates of management at the date the statements are made, and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking statements. Although we believe that the expectations reﬂected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. We cannot guarantee future results, level of activity, performance or achievements and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking statements. By their nature, forward-looking statements, including the Illustrative Model, involve numerous assumptions, known and unknown risks and uncertainties, both general and speciﬁc, that contribute to the possibility that the predictions, forecasts and other forward-looking information will not occur, which may cause Bullish’s actual performance and ﬁnancial results in future periods to differ materially from any estimates of future performance, illustrations of performance results or results expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of any deﬁnitive agreements with respect to the Business Combination; the outcome of any legal proceedings that may be instituted against FPAC, the combined company or others following the announcement of the Business Combination and any deﬁnitive agreements with respect thereto; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of FPAC, to obtain ﬁnancing to complete the Business Combination or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of Bullish as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated beneﬁts of the Business Combination; the other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in FPACs ﬁnal prospectus relating to its initial public offering dated December 2, 2020 and the risks described below under “Certain Risks Applicable to Bullish.” Readers are cautioned that this list of factors should not be construed as exhaustive. Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 2Disclaimer and Risk Factors The information provided in this presentation pertaining to the proposed business combination (the “Business Combination”) between Far Peak Acquisition Corporation (“FPAC”) and Bullish Global (together with its subsidiaries, “Bullish”) is for informational purposes only to assist interested parties in making their own evaluation and is not an offer to sell or a solicitation of a proxy, consent or authorization or of an offer to buy with respect to any securities, options, futures or other derivatives related to or in respect of the proposed Business Combination in any jurisdiction. Information contained in this presentation should not be relied upon as advice to buy or sell such securities. You should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and ﬁnancial advisors as to legal and related matters concerning the matters described herein, and, by accepting this presentation, you conﬁrm that you are not relying upon the information contained herein to make any decision. No legally binding obligations will be created, implied, or inferred from this presentation or the information contained herein. The product outlined in this presentation is still under development. The features of the ﬁnal product may be different and nothing should be construed as a commitment by Bullish. Important Information While the information in this presentation is believed to be accurate, FPAC, Bullish and their respective agents, advisors, directors, ofﬁcers, employees and shareholders make no representation or warranties, expressed or implied, as to the accuracy, completeness or reliability of such information. Neither FPAC, Bullish, nor any of their respective afﬁliates, agents, advisors, directors, ofﬁcers, employees and shareholders shall have any liability whatsoever, under contract, tort, trust or otherwise, to you or any person resulting from the use of the information in this presentation by you or any of your representatives or for omissions from the information in this presentation. We reserve the right to amend or replace the information contained herein, in part or entirely, at any time, and undertakes no obligation to provide you with access to the amended information or to notify you thereof. The distribution of this presentation may also be restricted by law and persons into whose possession this presentation comes should inform themselves about and observe any such restrictions. The presentation is not directed to any person in any jurisdiction where (by reason of that person’s nationality, residence or otherwise) the publication or availability of the presentation is prohibited. Persons in respect of whom such prohibitions apply must not access the presentation. Forward-Looking Statements Certain information in this presentation and oral statements made in any meeting are forward-looking and relate to Bullish and its anticipated ﬁnancial position, business strategy, events and courses of action. Words or phrases such as anticipate , objective , may , will , might , should , could , can , intend , expect , believe , estimate , predict , potential , plan , is designed to or similar expressions suggest future outcomes. Without limiting the generality of the foregoing, the forward-looking statements in this presentation include a model of annual revenues and EBITDA for Bullish under various stated operational assumptions (referred to as the “Illustrative Model”). Forward-looking statements are based on the opinions and estimates of management at the date the statements are made, and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking statements. Although we believe that the expectations reﬂected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. We cannot guarantee future results, level of activity, performance or achievements and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking statements. By their nature, forward-looking statements, including the Illustrative Model, involve numerous assumptions, known and unknown risks and uncertainties, both general and speciﬁc, that contribute to the possibility that the predictions, forecasts and other forward-looking information will not occur, which may cause Bullish’s actual performance and ﬁnancial results in future periods to differ materially from any estimates of future performance, illustrations of performance results or results expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of any deﬁnitive agreements with respect to the Business Combination; the outcome of any legal proceedings that may be instituted against FPAC, the combined company or others following the announcement of the Business Combination and any deﬁnitive agreements with respect thereto; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of FPAC, to obtain ﬁnancing to complete the Business Combination or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of Bullish as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated beneﬁts of the Business Combination; the other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in FPACs ﬁnal prospectus relating to its initial public offering dated December 2, 2020 and the risks described below under “Certain Risks Applicable to Bullish.” Readers are cautioned that this list of factors should not be construed as exhaustive. Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 2

Disclaimer and Risk Factors (Cont’d) The forward-looking statements, including the Illustrative Model, contained in this presentation are expressly qualiﬁed by this cautionary statement. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reﬂect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on forward-looking statements. This presentation, including the Illustrative Model, includes certain ﬁnancial measures not presented in accordance with International Financial Reporting Standards ( IFRS ). These non-IFRS ﬁnancial measures are not measures of ﬁnancial performance in accordance with IFRS and may exclude items that are signiﬁcant in understanding and assessing ﬁnancial results. Therefore, these measures should not be considered in isolation or as on alternative to net income, cash ﬂows from operations or other measures of proﬁtability, liquidity or performance under IFRS. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. Bullish believes these non-IFRS measures of ﬁnancial results provide useful information to management and investors regarding certain ﬁnancial and business trends. These non-IFRS ﬁnancial measures are subject to inherent limitations as they reﬂect the exercise of judgments about which expense and income are excluded or included in determining these non-IFRS ﬁnancial measures. Due to the high variability and difﬁculty in making accurate forecasts and projections of some of the information excluded from these illustrative measures, together with some of the excluded information not being ascertainable or accessible, Bullish is unable to quantify certain amounts that would be required to be included in the most directly comparable IFRS ﬁnancial measures without unreasonable effort. Consequently, no disclosure of estimated comparable IFRS measures is included and no reconciliation of the forward-looking non-IFRS ﬁnancial measures is included. This Illustrative Model contains ﬁnancial scenarios with respect to Bullish's prospective ﬁnancial scenarios. Independent auditors have not audited, reviewed, compiled or performed any procedures with respect to such ﬁnancial scenarios for the purpose of their inclusion in this presentation, and accordingly, cannot express on opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. These scenarios should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the Illustrative Model are inherently uncertain and are subject too wide variety of signiﬁcant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective ﬁnancial information. Accordingly, there can be no assurance that the prospective scenarios are indicative of the future performance of Bullish or that actual results will not differ materially from those presented in the Illustrative Model. Inclusion of the Illustrative Model in this presentation should not be regarded as a representation by any person that the results contained therein will be achieved. In this presentation, FPAC and Bullish rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither FPAC nor Bullish has independently veriﬁed the accuracy or completeness of any such third- party information. Where to Find Certain Important Information In connection with the proposed Business Combination, the successor public entity intends to ﬁle with the United States Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 containing a preliminary proxy statement and a preliminary prospectus, and after the registration statement is declared effective, FPAC will mail a deﬁnitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. This presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. FPAC’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the deﬁnitive proxy statement/prospectus and other documents ﬁled in connection with the proposed Business Combination, as these materials will contain important information about FPAC, Bullish and the Business Combination. When available, the deﬁnitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of FPAC as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the deﬁnitive proxy statement/prospectus and other documents ﬁled with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Far Peak Acquisition Corporation, 511 6th Ave #7342, New York, NY 10011. Participants in the Solicitation FPAC, Bullish and their respective directors and executive ofﬁcers, other members of management and employees may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. Information about the directors and executive ofﬁcers of FPAC is set forth in FPAC’s IPO Prospectus dated December 2, 2020 ﬁled with the SEC on December 3, 2020. Information regarding other persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with the potential transaction and a description of their interests will be set forth in the proxy statement/prospectus when it is ﬁled with the SEC. These documents can be obtained free of charge from the sources indicated above. Non- Offer or Solicitation This communication is for informational purpose only and not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Bullish or FPAC, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualiﬁcation under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended. Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 3Disclaimer and Risk Factors (Cont’d) The forward-looking statements, including the Illustrative Model, contained in this presentation are expressly qualiﬁed by this cautionary statement. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reﬂect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on forward-looking statements. This presentation, including the Illustrative Model, includes certain ﬁnancial measures not presented in accordance with International Financial Reporting Standards ( IFRS ). These non-IFRS ﬁnancial measures are not measures of ﬁnancial performance in accordance with IFRS and may exclude items that are signiﬁcant in understanding and assessing ﬁnancial results. Therefore, these measures should not be considered in isolation or as on alternative to net income, cash ﬂows from operations or other measures of proﬁtability, liquidity or performance under IFRS. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. Bullish believes these non-IFRS measures of ﬁnancial results provide useful information to management and investors regarding certain ﬁnancial and business trends. These non-IFRS ﬁnancial measures are subject to inherent limitations as they reﬂect the exercise of judgments about which expense and income are excluded or included in determining these non-IFRS ﬁnancial measures. Due to the high variability and difﬁculty in making accurate forecasts and projections of some of the information excluded from these illustrative measures, together with some of the excluded information not being ascertainable or accessible, Bullish is unable to quantify certain amounts that would be required to be included in the most directly comparable IFRS ﬁnancial measures without unreasonable effort. Consequently, no disclosure of estimated comparable IFRS measures is included and no reconciliation of the forward-looking non-IFRS ﬁnancial measures is included. This Illustrative Model contains ﬁnancial scenarios with respect to Bullish's prospective ﬁnancial scenarios. Independent auditors have not audited, reviewed, compiled or performed any procedures with respect to such ﬁnancial scenarios for the purpose of their inclusion in this presentation, and accordingly, cannot express on opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. These scenarios should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the Illustrative Model are inherently uncertain and are subject too wide variety of signiﬁcant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective ﬁnancial information. Accordingly, there can be no assurance that the prospective scenarios are indicative of the future performance of Bullish or that actual results will not differ materially from those presented in the Illustrative Model. Inclusion of the Illustrative Model in this presentation should not be regarded as a representation by any person that the results contained therein will be achieved. In this presentation, FPAC and Bullish rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither FPAC nor Bullish has independently veriﬁed the accuracy or completeness of any such third- party information. Where to Find Certain Important Information In connection with the proposed Business Combination, the successor public entity intends to ﬁle with the United States Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 containing a preliminary proxy statement and a preliminary prospectus, and after the registration statement is declared effective, FPAC will mail a deﬁnitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. This presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. FPAC’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the deﬁnitive proxy statement/prospectus and other documents ﬁled in connection with the proposed Business Combination, as these materials will contain important information about FPAC, Bullish and the Business Combination. When available, the deﬁnitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of FPAC as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the deﬁnitive proxy statement/prospectus and other documents ﬁled with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Far Peak Acquisition Corporation, 511 6th Ave #7342, New York, NY 10011. Participants in the Solicitation FPAC, Bullish and their respective directors and executive ofﬁcers, other members of management and employees may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. Information about the directors and executive ofﬁcers of FPAC is set forth in FPAC’s IPO Prospectus dated December 2, 2020 ﬁled with the SEC on December 3, 2020. Information regarding other persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with the potential transaction and a description of their interests will be set forth in the proxy statement/prospectus when it is ﬁled with the SEC. These documents can be obtained free of charge from the sources indicated above. Non- Offer or Solicitation This communication is for informational purpose only and not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Bullish or FPAC, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualiﬁcation under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended. Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 3

Disclaimer and Risk Factors (Cont’d) Risk Factors Bullish is subject to a broad spectrum of risks and uncertainties that may lead to actual events, results or performance to differ materially from what is represented in this presentation. Key risk factors include: Risks related to the timing and likelihood of completing the transaction due to closing conditions not being satisﬁed or failure to obtain the necessary approvals i.e. shareholders or regulators. As an early stage company entering a highly competitive market with a limited operating history, the operations of Bullish are nascent, unproven and subject to material legal, regulatory, operational, reputational, tax and other risks. If Bullish fails to attract customers, its business, operating results and ﬁnancial condition may be signiﬁcantly harmed. The future development and growth of crypto assets is subject to a variety of factors that are difﬁcult to predict and evaluate. If crypto assets do not grow as Bullish expects, Bullish’s business, operating results and ﬁnancial condition could be adversely affected. Bullish has not yet fully developed, tested or launched any products and its business is not assured to be proﬁtable. The assets and revenues of Bullish are substantially correlated to the prices and volatility of crypto assets. If such price declines, Bullish’s business, operating results, and ﬁnancial condition would be adversely affected. Bullish’s business may require regulatory licenses and qualiﬁcations that Bullish does not currently have and that may be costly and time-consuming to obtain and, even if obtained, may subsequently be revoked. Bullish considers many factors in determining in which markets to offer services, and ﬁnancial penalties and regulatory censure may be among the risks relating to any particular market. Bullish relies heavily on the use of innovative technology to service its business, however it may not be successful in developing and deploying the necessary technology. Cyberattacks and security breaches of Bullish’s platform, or those impacting Bullish’s customers or third parties, could adversely impact Bullish’s brand and reputation and its business, operating results and ﬁnancial condition. Bullish’s failure to safeguard and manage its customers’ ﬁat currencies and crypto assets could adversely impact its business, operating results and ﬁnancial condition. The loss or destruction of private keys required to access any crypto assets held in custody for Bullish’s own account or for its customers may be irreversible. If Bullish is unable to access its private keys or if Bullish experiences a hack or other data loss relating to its ability to access any crypto assets, it could cause regulatory scrutiny, reputational harm, and other losses. Legal, regulatory and accounting rules, standards and practices relating to cryptocurrencies and Bullish products are uncertain and still developing. Changes and developments in these or a failure to properly characterize or assess accounting treatment may adversely affect our business, operating results, and ﬁnancial condition and may, in some cases, lead to licensing requirements, regulatory scrutiny, investigations, ﬁnes, restatements, and other penalties. Bullish’s business will rely on Block.one and other third-party vendors and service providers for material aspects of its operations, requiring entering appropriate contracting arrangements. Accounting and tax treatment of Bullish activities in different jurisdictions may change or be uncertain. If such accounting and tax treatment changes or such activities are not properly characterized for accounting or tax purposes, Bullish’s ﬁnancial position and performance could be adversely affected. Industry data, projections and estimates contained in this presentation are inherently uncertain, subject to interpretation and may not have been independently veriﬁed. Bullish’s business requires a signiﬁcant deployment of compliance programs and internal controls directed at dealing with extensive regulatory obligations. Such programs and controls are in general still developing in the crypto industry and if Bullish’s programs and controls are not effective or a regulator considers them insufﬁcient the consequences may include reputational harm, regulatory enforcement action and affect Bullish’s ability to conduct business. The foregoing summarizes certain of the general risks related to the business of Bullish, and such list is not exhaustive. The foregoing list has been prepared solely for purpose of assisting interested parties in making their own evaluation with respect to the Business Combination and not for any other purpose. You should carefully consider these risks and uncertainties together with the other available information and should carry out your own diligence and consult with your own ﬁnancial and legal advisors. A more expansive description of the key risk factors will be ﬁled with the SEC as part of the Form F-4 registration statement referred to above and in subsequent ﬁlings with the SEC, and such risk factors will be more extensive than, and may differ signiﬁcantly from, the above summary. Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 4Disclaimer and Risk Factors (Cont’d) Risk Factors Bullish is subject to a broad spectrum of risks and uncertainties that may lead to actual events, results or performance to differ materially from what is represented in this presentation. Key risk factors include: Risks related to the timing and likelihood of completing the transaction due to closing conditions not being satisﬁed or failure to obtain the necessary approvals i.e. shareholders or regulators. As an early stage company entering a highly competitive market with a limited operating history, the operations of Bullish are nascent, unproven and subject to material legal, regulatory, operational, reputational, tax and other risks. If Bullish fails to attract customers, its business, operating results and ﬁnancial condition may be signiﬁcantly harmed. The future development and growth of crypto assets is subject to a variety of factors that are difﬁcult to predict and evaluate. If crypto assets do not grow as Bullish expects, Bullish’s business, operating results and ﬁnancial condition could be adversely affected. Bullish has not yet fully developed, tested or launched any products and its business is not assured to be proﬁtable. The assets and revenues of Bullish are substantially correlated to the prices and volatility of crypto assets. If such price declines, Bullish’s business, operating results, and ﬁnancial condition would be adversely affected. Bullish’s business may require regulatory licenses and qualiﬁcations that Bullish does not currently have and that may be costly and time-consuming to obtain and, even if obtained, may subsequently be revoked. Bullish considers many factors in determining in which markets to offer services, and ﬁnancial penalties and regulatory censure may be among the risks relating to any particular market. Bullish relies heavily on the use of innovative technology to service its business, however it may not be successful in developing and deploying the necessary technology. Cyberattacks and security breaches of Bullish’s platform, or those impacting Bullish’s customers or third parties, could adversely impact Bullish’s brand and reputation and its business, operating results and ﬁnancial condition. Bullish’s failure to safeguard and manage its customers’ ﬁat currencies and crypto assets could adversely impact its business, operating results and ﬁnancial condition. The loss or destruction of private keys required to access any crypto assets held in custody for Bullish’s own account or for its customers may be irreversible. If Bullish is unable to access its private keys or if Bullish experiences a hack or other data loss relating to its ability to access any crypto assets, it could cause regulatory scrutiny, reputational harm, and other losses. Legal, regulatory and accounting rules, standards and practices relating to cryptocurrencies and Bullish products are uncertain and still developing. Changes and developments in these or a failure to properly characterize or assess accounting treatment may adversely affect our business, operating results, and ﬁnancial condition and may, in some cases, lead to licensing requirements, regulatory scrutiny, investigations, ﬁnes, restatements, and other penalties. Bullish’s business will rely on Block.one and other third-party vendors and service providers for material aspects of its operations, requiring entering appropriate contracting arrangements. Accounting and tax treatment of Bullish activities in different jurisdictions may change or be uncertain. If such accounting and tax treatment changes or such activities are not properly characterized for accounting or tax purposes, Bullish’s ﬁnancial position and performance could be adversely affected. Industry data, projections and estimates contained in this presentation are inherently uncertain, subject to interpretation and may not have been independently veriﬁed. Bullish’s business requires a signiﬁcant deployment of compliance programs and internal controls directed at dealing with extensive regulatory obligations. Such programs and controls are in general still developing in the crypto industry and if Bullish’s programs and controls are not effective or a regulator considers them insufﬁcient the consequences may include reputational harm, regulatory enforcement action and affect Bullish’s ability to conduct business. The foregoing summarizes certain of the general risks related to the business of Bullish, and such list is not exhaustive. The foregoing list has been prepared solely for purpose of assisting interested parties in making their own evaluation with respect to the Business Combination and not for any other purpose. You should carefully consider these risks and uncertainties together with the other available information and should carry out your own diligence and consult with your own ﬁnancial and legal advisors. A more expansive description of the key risk factors will be ﬁled with the SEC as part of the Form F-4 registration statement referred to above and in subsequent ﬁlings with the SEC, and such risk factors will be more extensive than, and may differ signiﬁcantly from, the above summary. Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 4

Bullish Leadership

Chairman



Brendan Blumer

- Co-Founder and CEO of Block.one
- Visionary founder with track record of exceptional shareholder returns
- Led the successful creation of a new blockchain software that has led to many successful blockchain implementations including the EOS blockchain
- Based in Asia Pacific for 15+ years with experience building organizations specializing in gaming, digital assets and collaborative data-sharing ecosystems

Chief Executive Officer[1]



Thomas Farley

- Former President of NYSE
- World-class exchange leader for 15 years
- Heavily involved in several initiatives at ICE that contributed to outsized share price performance, outperforming exchange peers by 3.1x and the S&P 500 by 4.6x[2]
- Led five different regulated exchanges, one clearing organization and one broker-dealer
- Implemented many major strategic initiatives including large strategic M&A (NYSE, IDC) and internal projects (NYSE trading technology reboot, etc.)
- Invested US$10m in Coinbase on behalf of the NYSE in 2013 and as President NYSE Group where he increased tech listings market share and built new trading technology from scratch for the largest exchange in the world

Advisory Board



Peter Thiel
Senior Advisor



Alan Howard
Senior Advisor



Richard Li
Senior Advisor



Christian Angermayer
Senior Advisor

1. Thomas Farley to be appointed CEO of Bullish post transaction close
2. Market data from May 2006 to May 2018. Exchange peers include CME Group, NASDAQ Group, Deutsche Borse and LSE

Confidential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global.

5

The Bitcoin and crypto liquidity market is lucrative but inefficient, and primarily consists of exchanges that prosper at the expense of asset holders Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 6The Bitcoin and crypto liquidity market is lucrative but inefficient, and primarily consists of exchanges that prosper at the expense of asset holders Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 6

Exchange Revenues Exceed US$70b per Annum

YTD 2021 Annualized Volume Mix and Estimated Revenue Pool


EOS
5%
ETH
37%
US$70b+
BTC
58%

Note: Company estimate for annual industry revenues based on applying a revenue capture of 10bps to January - April 2021 spot and derivative crypto volumes. Coin volume mix is based on 2021 spot volumes through May 15, 2021 of launch pairs

May 15, 2021 Spot and Derivative Volume Mix by Trading Venue


Binance
43%
Kraken
4%
FTX
4%
OKEX
7%
Other
15%
Coinbase Pro
11%
Huobi
15%

Calculated using Coingecko 24h volume data of fiat and stablecoin pairs as of May 15, 2021

Confidential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global.

8

Bitcoin and crypto holders, who provide liquidity and the network eec ff ts that exchanges rely upon, typically reap none of the rewards Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 9Bitcoin and crypto holders, who provide liquidity and the network eec ff ts that exchanges rely upon, typically reap none of the rewards Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 9

Asset holders are further harmed by these market ineiciencies in the f ff orm of suppressed asset appreciation Excessive Excessive Downward Volatility Fees Sell-Pressure Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 10Asset holders are further harmed by these market ineiciencies in the f ff orm of suppressed asset appreciation Excessive Excessive Downward Volatility Fees Sell-Pressure Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 10

Excessive volatility and liquidity fragmentation expose traders to hidden slippage costs Other Exchange Exchanges Trader Exchange Market Fees Making Fees Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 11Excessive volatility and liquidity fragmentation expose traders to hidden slippage costs Other Exchange Exchanges Trader Exchange Market Fees Making Fees Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 11

In response to this inequity, we have seen the astronomical rise of decentralized finance (DeFi) over the last 12 months Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 12In response to this inequity, we have seen the astronomical rise of decentralized finance (DeFi) over the last 12 months Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 12

We redesigned the “exchange” to benefit asset holders, enable traders, and increase market integrity #bullish Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 14We redesigned the “exchange” to benefit asset holders, enable traders, and increase market integrity #bullish Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 14

Bullish Combines the Best of Central Order Books and DeFi Exchanges

Traditional Crypto Exchanges

+ High performance Central Limit Order Book (CLOB)
+ Low transaction fees
+ Maintains user and trading method privacy
+ Robust compliance
- Rely on external market makers for the provision of liquidity in the book
- Misaligned incentives between users and company resulting in less liquidity
- Probabilistic liquidation algorithms

Bullish

+ Proprietary hybrid order book combines Liquidity Pool capability with a CLOB
+ Deterministic liquidity and lending with predictable pricing and depth across market conditions
+ Low transaction fees
+ Compliance frameworks
+ High performance and transaction throughput
+ Maintains user and trading method privacy
+ Immutable proof of transactions published on a public blockchain

Decentralized Finance Exchanges

+ Liquidity Pools align interests and attract deep and stable liquidity
+ Deterministic liquidity and lending with predictable pricing and depth across market conditions
- Lack of compliance
- Lack of scalability
- High transaction costs
- Lack of privacy
- Lack of support for high frequency trading

Confidential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global.

15

Bullish is powered by Liquidity Pools that are optimized to generate yield

Automate Portfolio Management

Deposit weighted portfolio of two assets,
Real time rebalancing.
ex. 50% BTC & 50% USD
90% BTC & 10% EOS

7 day withdraw

Earn Passive Income

Trading Fees
- Liquidity Pool trading fees
- LMT order fees

Lending Yield
Margin lending algorithms built into the trading engine add additional yield on deposited assets with deterministic liquidation assurance

Confidential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global.

16

Traders Experience the Bullish Hybrid Order Book

Benefits to Traders

- Deep and predictable liquidity across highly variable market conditions
- Deterministic margin lending that is transparent and designed to remain financially solvent
- No taker fees



Hybrid Order Book
Bid
Ask
Depth
Price

The Bullish AMM will provide liquidity at prices calculated deterministically based on the size of the Liquidity Pool and the ratio of the assets in it

Customers can also post limit orders in addition to the Liquidity Pool liquidity, creating greater depth in the order book

Confidential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global.

18

1 Bullish's US$6.5b treasury will participate in the Liquidity Pools to generate revenue and reinforce competitive advantages 1. Refer to Illustrative Transaction Summary. Participation amount will vary Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 191 Bullish's US$6.5b treasury will participate in the Liquidity Pools to generate revenue and reinforce competitive advantages 1. Refer to Illustrative Transaction Summary. Participation amount will vary Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 19

The Bullish Treasury Earns and Adds Liquidity Creates Barriers and Competitive Creates Trust and Displays Alignment Advantages Compounding earnings from Market leading balance sheet strength and By removing dependence on third-party pair-driven revenue streams such its deployment across Bullish's own liquidity providers, the Bullish Liquidity as trading and lending products gives users comfort in both Pool creates market permanence and exchange stability and product quality prioritizes Liquidity Pool return optimization as opposed to adopting a classic “race to the bottom” fee structure Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 20The Bullish Treasury Earns and Adds Liquidity Creates Barriers and Competitive Creates Trust and Displays Alignment Advantages Compounding earnings from Market leading balance sheet strength and By removing dependence on third-party pair-driven revenue streams such its deployment across Bullish's own liquidity providers, the Bullish Liquidity as trading and lending products gives users comfort in both Pool creates market permanence and exchange stability and product quality prioritizes Liquidity Pool return optimization as opposed to adopting a classic “race to the bottom” fee structure Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 20

Bullish Launch Expected To Coincide With Public Market Entry

Early 2019
Bullish Conceptualization

November 2020
Closed Internal Beta with Limited Pilot Website

July 2021
Invite-only Pilot[1] for Institutional and Retail Traders

2H 2021
Beta with Institutional/Arbs/Systematics

2H 2021
Official Public Launch with Bullish Liquidity for Retail Clients

TBC 2021
Scaling Third-Party Liquidity

Note: Planned dates subject to change. Beta onwards contingent on GFSC DLT License

1. July 2021 Pilot will be paper-trading only

Confidential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global.

22

Illustrative Transaction Summary

(US$ and millions, except per share figures)

Sources & Uses [1]

Sources	Amount	%
Cash in Trust	US$600	6.6%
PIPE	US$300	3.3%
Equity Rollover	US$8,127	90.0%
Total Sources	**US$9,027**	**100.0%**

Uses	Amount	%
Cash to Balance Sheet	US$840	9.3%
Equity Rollover	US$8,127	90.0%
Transaction Costs	US$60	0.7%
Total Uses	**US$9,027**	**100.0%**

Pro Forma Valuation

Share Price	US$10
Pro Forma Shares Outstanding (millions of shares)	903
Pro Forma Equity Value	**US$9,027**
(+) PF Debt	- -
(–) Pro Forma Cash to Balance Sheet	US$1,620
(–) Market Value of BTC[2]	US$4,826
(–) Market Value of EOS[2]	US$81
Pro Forma Enterprise Value	**US$2,500**

US$6.5b of Balance Sheet Assets[2]

Pro Forma Ownership[3]



Far Peak Sponsor Shares
1.1%
PIPE Investors
3.3%
Far Peak Public Investors
6.6%
Bullish Equity Holders
89.0%

1. Assumes no redemptions
2. Bullish cash, BTC and EOS holdings as of July 2, 2021. Assumes 141,951 BTC priced at US$34,000 and 20,200,006 EOS priced at US$4.00. Subject to asset reallocation by Bullish Treasury. Crypto assets to be priced at deal closing
3. Does not include the impact of FPAC warrants. Numbers rounded to add to 100% where applicable

Confidential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global.

23

A Bullish Investment 1 Growing cryptocurrency US$6.5b balance sheet The Bullish leadership Innovative hybrid order market represents a is a strategic asset and team has an exceptional book with a clear path signiﬁcant opportunity allows Bullish to deliver track record of to exchange scale and as mainstream deep and high-quality shareholder value creation revenues institutions increasingly liquidity in available in the ﬁnancial services embrace the asset class trading pairs and blockchain industries 1. Refer to Illustrative Transaction Summary Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 24A Bullish Investment 1 Growing cryptocurrency US$6.5b balance sheet The Bullish leadership Innovative hybrid order market represents a is a strategic asset and team has an exceptional book with a clear path signiﬁcant opportunity allows Bullish to deliver track record of to exchange scale and as mainstream deep and high-quality shareholder value creation revenues institutions increasingly liquidity in available in the ﬁnancial services embrace the asset class trading pairs and blockchain industries 1. Refer to Illustrative Transaction Summary Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 24

Bullish Exchange May 01, 2021 Conﬁdential property of block.one. Do not distribute or reproduce without express permission from block.one. 25Bullish Exchange May 01, 2021 Conﬁdential property of block.one. Do not distribute or reproduce without express permission from block.one. 25

Bullish Exchange

How Bullish Generates Revenues

Exchange

- Revenues primarily from:
  - Market Making Revenues – Fees generated from trading activity on the hybrid order book, which comprises market maker fees and LMT order fees
  - Margin Revenues – Fees generated from trading activity attributed to margin trading and interest received for the provision of margin trading

Treasury Management

Treasury Management - revenue generated from asset allocation, primarily from the Liquidity Pools of the Exchange


Margin Interest Fees
Market Making Fees
Spot (Maker) Fees: 10 bp[1] Spread
Traders
No Taker Fees
Bullish Exchange
Charge 25% on all revenue
Net Revenues
Share Weighted
Liquidity Providers
Bullish Treasury

1. Represents initial planned spread

Confidential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global.

29

Bullish Exchange Strategic Growth Framework Crypto is relatively nascent compared to equities, fixed income and other asset classes… …providing Bullish opportunity for growth through M&A and new product development Experienced management team with Young, but rapidly growing Public currency will attract demonstrated M&A experience industry acquisition targets Possible Growth Areas Vertical Integration Trading Products On-Ramps/Off-Ramps Geographic Providing deeper offering in regions Clearinghouse and Offering futures (dates and Providing superior on-ramps such as Asia and United States custody functionality perpetual), options on spot and off-ramps between and options on futures crypto and ﬁat Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 30Bullish Exchange Strategic Growth Framework Crypto is relatively nascent compared to equities, fixed income and other asset classes… …providing Bullish opportunity for growth through M&A and new product development Experienced management team with Young, but rapidly growing Public currency will attract demonstrated M&A experience industry acquisition targets Possible Growth Areas Vertical Integration Trading Products On-Ramps/Off-Ramps Geographic Providing deeper offering in regions Clearinghouse and Offering futures (dates and Providing superior on-ramps such as Asia and United States custody functionality perpetual), options on spot and off-ramps between and options on futures crypto and ﬁat Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 30

Crypto Market Dynamics May 01, 2021 Conﬁdential property of block.one. Do not distribute or reproduce without express permission from block.one. 31Crypto Market Dynamics May 01, 2021 Conﬁdential property of block.one. Do not distribute or reproduce without express permission from block.one. 31

Crypto Market Dynamics

Crypto is a Large, Rapidly Growing and Evolving Market

- Crypto markets are growing exponentially both in terms of market capitalization and trading volumes
- As trading volume and institutional cryptocurrency activity continues to increase, there will be greater demand for high quality liquidity and a trusted platform

Bitcoin Daily Trading Volume[1]



Logarithmic Scale
BTC/USD YTD Average Daily Volume: US$70 billion
1,000,000.00
100,000.00
10,000.00
1,000.00
100.00
10.00
1.00
2017
2018
2019
2020
2021
Bitcoin[1]
Apple LTM Average[2]
Square LTM Average[2]
US Equity 2020 Average

1. Source: CoinMarketCap as of May 7, 2021
2. Source: S&P CapitalIQ as of May 7, 2021

Confidential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global.

32

Crypto Market Dynamics

Key Growth Drivers of Crypto

Expanding Global Acceptance

86%
of central banks are considering digital currencies[1]

Retail Adoption

8%
of US individuals own crypto[2]

21%
of US individuals expect to own crypto[2]

Increased Access to Trading

Familiar brands providing increased access to cryptocurrency trading

Fidelity Investments, Morgan Stanley, Robinhood, Square, PayPal, venmo

Institutional and Corporate Adoption

Over $64 billion in institutional crypto AUM[3]

Corporate treasuries beginning to embrace crypto assets

1. Source: Survey by Bank of International Settlements which interviewed 65 central banks (February 2021)
2. Source: ING International Survey, Mobile Banking – cryptocurrency (2018)
3. Source: CoinShares Digital Asset Fund Flows Weekly (May 3, 2021)

Confidential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global.

33

Crypto Market Dynamics Bancor-Based DeFi Liquidity Pools for the Largest Crypto Assets Have Generated Significant Liquidity and Trading Volume Uniswap V2 ETH-USDT ADV / Pool Size 90% 80% 70% 60% 50% 40% 30% 20% Bullish Simulation 10% 0% Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 30-Day V2 ETH-USDT 60-Day V2 ETH-USDT 90-Day V2 ETH-USDT 180-Day V2 ETH-USDT Bullish Simulation Source: Uniswap Note: Data incorporates the ratio of the simple (unweighted) moving average volume for a given period of time to the simple (unweighted) moving average Liquidity Pool size for the same time period Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 34Crypto Market Dynamics Bancor-Based DeFi Liquidity Pools for the Largest Crypto Assets Have Generated Significant Liquidity and Trading Volume Uniswap V2 ETH-USDT ADV / Pool Size 90% 80% 70% 60% 50% 40% 30% 20% Bullish Simulation 10% 0% Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 30-Day V2 ETH-USDT 60-Day V2 ETH-USDT 90-Day V2 ETH-USDT 180-Day V2 ETH-USDT Bullish Simulation Source: Uniswap Note: Data incorporates the ratio of the simple (unweighted) moving average volume for a given period of time to the simple (unweighted) moving average Liquidity Pool size for the same time period Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 34

Appendix I Go-to-Market Plan May 01, 2021 Conﬁdential property of block.one. Do not distribute or reproduce without express permission from block.one. 35Appendix I Go-to-Market Plan May 01, 2021 Conﬁdential property of block.one. Do not distribute or reproduce without express permission from block.one. 35

Appendix I : Go-to-Market Plan Global Reach Key markets at launch Target markets where licensing approach is being determined Note: Available features may vary by market subject to applicable regulatory constraints. Bullish intends to hold only a GFSC DLT license at launch. We intend to comply with marketing rules in key markets Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 36Appendix I : Go-to-Market Plan Global Reach Key markets at launch Target markets where licensing approach is being determined Note: Available features may vary by market subject to applicable regulatory constraints. Bullish intends to hold only a GFSC DLT license at launch. We intend to comply with marketing rules in key markets Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 36

Appendix I : Go-to-Market Plan

Retail and Institutional Segments

Institutional Segment

- Institutional Investors: Companies whose primary business is investing
- Financial Services Corporates: Other financial services companies who are actively involved in the crypto market
- Other Corporates: Other companies who produce, hold, or manage crypto assets
- Overall Market Size: Global with 400+ institutions[1]

Institutions


Institutional Investors
Financial Services Corporates
Other Corporates
Crypto Systemic Funds
Crypto Hedge Funds
Crypto Market Makers
Crypto Prime Brokers
Miners & Block Producers
Corporate Treasury

Retail Segment

- Advanced Retail Investors
- VIP/Whales
- Global with focus on Asia
- Overall Market Size: 40m+ users[1]

Descriptions	Mass Retail Investors	Crypto Enthusiasts	Advanced Retail Investors	VIP/Whales
Population Size	Large	Medium	Medium	Small
Crypto Knowledge	Low	High	High	High
Investment Knowledge	Low	Low	High	High
Transaction Size	Small	Small-Med	Med-Large	Significant
Trading Frequency	Passive	Passive	Active	Active
% HODLRs	Medium	High	Low	Medium

1. Source: Company estimates of global potential TAM

Confidential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global.

37

Appendix II Liquidity Pool Primer May 01, 2021 Conﬁdential property of block.one. Do not distribute or reproduce without express permission from block.one. 38Appendix II Liquidity Pool Primer May 01, 2021 Conﬁdential property of block.one. Do not distribute or reproduce without express permission from block.one. 38

Appendix II : Liquidity Pool Primer

What is a Liquidity Pool?


USD / BTC Pool
USD
BTC
X
USD / EOS Pool
USD
EOS

Assets in Liquidity Pools are always held as pairs, segregated for trading pairs available on the exchange and for which Liquidity Pools exists[1]

Holding separate pairs of assets in Liquidity Pools is critical to the price formation process and functioning of the Pricing Algorithm and Hybrid order book


Liquidity Pool
A
B
Initial Equilibrium
Price of asset rises with scarcity, incentivizing sale into the Liquidity Pool
Liquidity Pool
A
B
Price Disconnect
Relative value of asset B to asset A drops, incentivizing exchange of asset A for asset B
Price variation between venues incentivizes arbitrage
Driven by supply & demand
Liquidity Pool
A
B
Market Pursues Equilibrium
Market forces balance prices
Over time prices reflect "true" market

Note: In extreme market conditions liquidity pool(s) may need to be paused

1. Liquidity Pools give direct participation and are not technically 'pools'

Confidential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global.

39

Appendix II : Liquidity Pool Primer

Bullish's Strategic Balance Sheet Provides a Liquidity and Price Advantage

Larger Liquidity Pools allow for better depth of market (illustrative)

Smaller Liquidity Pool

Hypothetical situation where the market price is determined by the BTC to USD ratio.

$5 million + 100 BTC — **Client Buying BTC**

$$\frac{\$5\text{ million} + (\$50{,}000 \times 1\text{ BTC})}{100\text{ BTC} - 1\text{ BTC}} = \$50{,}010\text{ ask for 1 BTC}$$

$$\frac{\$5\text{ million} + (\$50{,}000 \times 10\text{ BTC})}{100\text{ BTC} - 10\text{ BTC}} = \$61{,}111\text{ ask for 10 BTC}$$


Bid
Ask
Depth of Book
Price
1
10

Bullish Liquidity Pool

With a larger Bullish Liquidity Pool and hybrid order book, pricing is less impacted by a single trade. Therefore Bullish is able to have a better depth of book at the same price level of competing market maker.

$5 billion + 100,000 BTC — **Client Buying BTC**

$$\frac{\$5\text{ billion} + (\$50{,}000 \times 1\text{ BTC})}{100{,}000\text{ BTC} - 1\text{ BTC}} = \$50{,}001\text{ ask for 1 BTC}$$

$$\frac{\$5\text{ billion} + (\$50{,}000 \times 10\text{ BTC})}{100{,}000\text{ BTC} - 10\text{ BTC}} = \$50{,}010\text{ ask for 10 BTC}$$


Bid
Ask
Depth of Book
Price
1
10

Confidential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global.

40

Appendix III Other Exchange Operations May 01, 2021 Conﬁdential property of block.one. Do not distribute or reproduce without express permission from block.one. 41Appendix III Other Exchange Operations May 01, 2021 Conﬁdential property of block.one. Do not distribute or reproduce without express permission from block.one. 41

Appendix III : Other Exchange Operations

Bullish Exchange Overview


1 Customer Account
Trading Spot
Margin Wallet AB
Spot Wallet AB
A
B
A
B
2 Bullish Hybrid Order Book
Hybrid Order Book
3 Customer Account
Trading Margin
Spot Wallet AB
Margin Wallet AB
A
B
A
B
6 Customer Account
Providing Liquidity
Margin Wallet AB
Spot Wallet AB
A
B
A
B
5 Liquidity Services AB Pool
Pricing Algorithm
B
A
A
Liquidity
Lending
B
Liquidity
Lending
4 Margin Service
Lent
Unlent
Lent
Unlent
A
B

Confidential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global.

42

Appendix III : Other Exchange Operations

Margin Services

Leveraging stable liquidity, Bullish gives liquidity providers a uniquely safe way to lend without risk of default


Liquidity Demand
Margin Lending

Depth of liquidity taken in hybrid order book dictates available funds for margin lending (unused portion)


Low Demand
High Availability

Low liquidity demand means high asset availability for margin lending (low fees)


High Demand
Low Availability

High liquidity demand means low asset availability for margin lending (high fees)

Confidential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global.

43

Appendix III : Other Exchange Operations

Custody Overview

A Layered Approach to Custody Security

- Sensitive and critical custody components and asset-based operations are cryptographically verified, signed, and attested via internal blockchains
- Designed to self-correct in the event of partial loss or damage of any systems or data


Security
Cash balances will be held in banks with crypto experience and with strong fiduciary standards
Oversight
Advantage of on-chain means we will always have a real-time immutable ledger of individual client balances that are auditable
Segregation
Client assets (crypto and fiat) are always held separately from Bullish's own assets


Disaster Recovery and Back-Up Procedures
Insurance
Secure Geographical Distribution
Signed & Attested Systems
Multisig Wallets
Hardened Cloud and Offline Cold Keys
Cryptographic Chain of Command

Confidential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global.

44

Appendix III : Other Exchange Operations

Custody Overview

Tiered Approach to Wallet Architecture

- At any time, the majority of crypto assets will be held in offline cold storage utilizing complex, multi-sig, white-list-only transfer processes. Withdrawal times are 24 - 48 hours
- Customer deposits and withdrawals are made strictly via hot wallet. Operational assets outside of cold storage will be segregated across multiple hot wallets.
- Bullish partners with third-party custodian for cold storage services and self-managed hot wallets that are directly managed by Bullish exchange operations
- Bullish's approach to custody provides for segregation of customer assets from Bullish corporate assets, and reduced risk concentration across all hot and cold wallets forming a multi-tiered, layered security approach


Bank Account
(Customer Assets)
3rd Party Custodian
(Customer Assets)
3rd Party Custodian(s)
(Bullish Operational Assets)
Client deposits/withdraws
to/from hot wallet
Hot Wallet
Customer Assets
Operational Assets
Wallet address 1
Wallet address ...
Wallet address n
Wallet address 1
Wallet address ...
Wallet address n

Confidential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global.

45

Appendix IV Compliance and Regulation May 01, 2021 Conﬁdential property of block.one. Do not distribute or reproduce without express permission from block.one. 46Appendix IV Compliance and Regulation May 01, 2021 Conﬁdential property of block.one. Do not distribute or reproduce without express permission from block.one. 46

Appendix IV : Compliance and Regulation

Bullish Has a Robust, Institutional Caliber Regulatory Compliance Framework

Oversight

Quarterly reporting to the board | Negative advice reporting


Regulatory Licensing Support
Compliance Framework & Operations
Assurance & Monitoring
Compliance Activities
AML/CTF Activities
Customer Care
Fraud & ABC

Regulatory Licensing Support
- Application and regulatory coordination

Compliance Framework & Operations
- Board and Senior management advisory
- Policy Compliance (Compliance risk & controls)
- Regulatory change management
- Incident & Breach Management
- New product review and approval
- Tools and Technology
- Training and Compliance culture
- Identify compliance obligations, assess non-compliance risk and develop risk response
- Regulatory liaison and mandated disclosure
- Advice and guidance on compliance controls

Assurance & Monitoring
- Policy monitoring approach
- Compliance Framework Monitoring
- Perform specific review, audit or special investigation of any business activity

AML/CTF Activities
- Customer onboarding journey/KYC (Exchange Only)
- Screening
- Risk-based Due Diligence
- Technology solutions
- Enhanced Due Diligence
- Ongoing Customer Monitoring
- Transaction Monitoring (Exchange Only)
- Case Management & UAR/SAR Reporting

Customer Care
- Client Classification (Exchange Only)
- Client Appropriateness (Exchange Only)
- Treating Customers Fairly/Customer Care (Exchange Only)
- Protection of customer data

Fraud & ABC
- Fraud and ABC program
- Conflicts of Interest
- Gifts & Entertainment

Confidential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global.

47

Appendix IV : Compliance and Regulation Increased Regulation Has Contributed to an Explosion of Growth in Numerous Asset Classes Over Time Energy Markets Post-Enron Treasury Markets post-TRACE 1 2 Natural Gas Monthly Futures Volumes T-Bill Annual Volumes, primary dealers ($b) 5,000 180 Fall of Enron Federal Energy Regulatory FINRA proposes TRACE reporting 4,545 162 Commission amends the Natural for UST (began in 2017) 4,091 Gas Act and Federal Power Act to 144 combat fraud-based market 3,636 126 manipulation in energy markets 3,182 108 2,727 90 2,273 72 1,818 54 1,364 36 909 18 455 0 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 1. ICE Futures Europe 2. SIFMA Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 48 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020Appendix IV : Compliance and Regulation Increased Regulation Has Contributed to an Explosion of Growth in Numerous Asset Classes Over Time Energy Markets Post-Enron Treasury Markets post-TRACE 1 2 Natural Gas Monthly Futures Volumes T-Bill Annual Volumes, primary dealers ($b) 5,000 180 Fall of Enron Federal Energy Regulatory FINRA proposes TRACE reporting 4,545 162 Commission amends the Natural for UST (began in 2017) 4,091 Gas Act and Federal Power Act to 144 combat fraud-based market 3,636 126 manipulation in energy markets 3,182 108 2,727 90 2,273 72 1,818 54 1,364 36 909 18 455 0 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 1. ICE Futures Europe 2. SIFMA Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 48 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Appendix V Other May 01, 2021 Conﬁdential property of block.one. Do not distribute or reproduce without express permission from block.one. 49Appendix V Other May 01, 2021 Conﬁdential property of block.one. Do not distribute or reproduce without express permission from block.one. 49

Appendix V : Other

World-Class Talent and Crypto Leaders

Bullish Global Board of Directors



Brendan Blumer
Co-Founder and CEO of Block.one

- Early blockchain investor
- Co-Founded Block.one, okay.com and Gamecliff



Kokuei Yuan
Executive Chairman of Block.one

- Oversees Block.one's financial and management operations
- >20 years as an investment professional



Andrew Bliss
CSO of Block.one

- Previously CFO, COO of Block.one

Bullish Executive Team



Thomas Farley
Chief Executive Officer[1]

- CEO & Chairman of Far Peak Acquisition Corp
- Previously President of NYSE Group



Max Nam-Storm
Chief Technology Officer

- Previously Global CIO at CLSA
- >20 years experience in financial services technology including at J.P Morgan and UBS



Ian Smith
Chief Product Officer

- Previously Regional Head of GS Electronic Trading at Goldman Sachs



Aaron Liebling
Chief Operating Officer



Alex Erasmus
Chief Legal Officer



Steve Ellis
Chief Financial Officer



James Mendes
Chief People Officer



Abby Blumer
Chief Communications Officer



Eddie Schwartz
CISO, IT & Infrastructure

Advisory Board



Peter Thiel
Senior Advisor

Peter is an entrepreneur and investor who co-founded PayPal and Palantir Technologies and also made the first outside investment in Facebook



Alan Howard
Senior Advisor

Alan co-founded Brevan Howard Asset Management, a European hedge fund specializing in macro trading in 2002



Richard Li
Senior Advisor

Richard is the founder and chairman of the private investment group Pacific Century Group



Christian Angermayer
Senior Advisor

Christian is a serial entrepreneur and investor & Founder of Apeiron Investment Group, his family office and asset management business

Established experience in digital assets, tokenization, trading, financial services and relevant technologies

Track record of success in the blockchain and digital assets market

Note: Support function resources are a service provided by Block.one and over time responsibilities will transition to Bullish employees
1. Thomas Farley to be appointed CEO of Bullish post transaction close

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50

Appendix V : Other Corporate Structure Cash Injected Cash & Crypto Assets New Block.one Investors Investors (Cayman) Bullish Global (Cayman) Public listing of this entity or parent ListCo IP Bullish SG Bullish HK Bullish Bullish Bullish (GI) Bullish US LLC Pte Ltd Limited Ventures Capital Limited (USA) (Hong Kong) (Singapore) (Cayman) (Gibraltar) (Cayman) Group Services Group Services Group Services Regulatory License (pending) Treasury Growth Opportunities Liquidity Pool Participation Exchange Operations Note: Corporate structure is subject to change Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 51Appendix V : Other Corporate Structure Cash Injected Cash & Crypto Assets New Block.one Investors Investors (Cayman) Bullish Global (Cayman) Public listing of this entity or parent ListCo IP Bullish SG Bullish HK Bullish Bullish Bullish (GI) Bullish US LLC Pte Ltd Limited Ventures Capital Limited (USA) (Hong Kong) (Singapore) (Cayman) (Gibraltar) (Cayman) Group Services Group Services Group Services Regulatory License (pending) Treasury Growth Opportunities Liquidity Pool Participation Exchange Operations Note: Corporate structure is subject to change Conﬁdential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global. 51

Appendix V : Other

BTC/USD Liquidity Pool – Average Daily Volume (ADV) Sensitivity

Primary drivers of Bullish trading volume are expected to be:

- Aggregate crypto market trading volume and liquidity
- Aggregate size of Liquidity Pool consisting of Bullish-dedicated liquidity and third-party funds
- Price volatility of listed crypto (e.g. BTC)
- Absolute price level of listed crypto (e.g. BTC)
- Composition of volume between types of liquidity takers (i.e., arbitrage traders vs. others)
- Trading spreads and platform operating performance on Bullish relative to competitors

	Annualized Daily Volatility	40%	45%	50%	55%	60%	65%	70%	75%	80%	85%	90%	95%	100%
	Dislocation Spread (in bps)	4.8	5.4	6.0	6.6	7.2	7.8	8.4	9.0	9.5	10.1	10.7	11.3	11.9
	Pool Size (US$k)	ADV of Arbitrage Volume (US$k)												
BTC Price	US$5,000,000	US$106,381	US$124,353	US$143,363	US$163,411	US$184,498	US$206,624	US$229,788	US$253,991	US$279,232	US$305,512	US$332,831	US$361,188	US$390,584
US $35,000	US$10,000,000	US$212,763	US$248,706	US$286,725	US$326,822	US$368,996	US$413,248	US$459,576	US$507,982	US$558,465	US$611,025	US$665,662	US$722,376	US$781,168
	US$15,000,000	US$319,144	US$373,058	US$430,088	US$490,233	US$553,495	US$619,872	US$689,364	US$761,973	US$837,697	US$916,537	US$998,493	US$1,083,564	US$1,171,752
BTC Price	US$5,000,000	US$121,579	US$142,117	US$163,843	US$186,756	US$210,855	US$236,142	US$262,615	US$290,275	US$319,123	US$349,157	US$380,378	US$412,786	US$446,382
US $40,000	US$10,000,000	US$243,158	US$284,235	US$327,686	US$373,511	US$421,710	US$472,283	US$525,230	US$580,551	US$638,245	US$698,314	US$760,757	US$825,573	US$892,763
	US$15,000,000	US$364,736	US$426,352	US$491,529	US$560,267	US$632,565	US$708,425	US$787,845	US$870,826	US$957,368	US$1,047,471	US$1,141,135	US$1,238,359	US$1,339,145
BTC Price	US$5,000,000	US$136,776	US$159,882	US$184,323	US$210,100	US$237,212	US$265,659	US$295,442	US$326,560	US$359,013	US$392,802	US$427,926	US$464,385	US$502,179
US $45,000	US$10,000,000	US$273,552	US$319,764	US$368,647	US$420,200	US$474,424	US$531,319	US$590,884	US$653,120	US$718,026	US$785,603	US$855,851	US$928,770	US$1,004,359
	US$15,000,000	US$410,328	US$479,646	US$552,970	US$630,300	US$711,636	US$796,978	US$886,326	US$979,679	US$1,077,039	US$1,178,405	US$1,283,777	US$1,393,154	US$1,506,538
BTC Price	US$5,000,000	US$151,974	US$177,647	US$204,804	US$233,445	US$263,569	US$295,177	US$328,269	US$362,844	US$398,903	US$436,446	US$475,473	US$515,983	US$557,977
US $50,000	US$10,000,000	US$303,947	US$355,294	US$409,608	US$466,889	US$527,138	US$590,354	US$656,538	US$725,689	US$797,807	US$872,893	US$950,946	US$1,031,966	US$1,115,954
	US$15,000,000	US$455,921	US$532,940	US$614,411	US$700,334	US$790,707	US$885,531	US$984,806	US$1,088,533	US$1,196,710	US$1,309,339	US$1,426,419	US$1,547,949	US$1,673,931
BTC Price	US$5,000,000	US$167,171	US$195,412	US$225,284	US$256,789	US$289,926	US$324,695	US$361,096	US$399,129	US$438,794	US$480,091	US$523,020	US$567,581	US$613,775
US $55,000	US$10,000,000	US$334,342	US$390,823	US$450,568	US$513,578	US$579,852	US$649,389	US$722,191	US$798,257	US$877,588	US$960,182	US$1,046,040	US$1,135,163	US$1,227,549
	US$15,000,000	US$501,513	US$586,235	US$675,853	US$770,367	US$869,777	US$974,084	US$1,083,287	US$1,197,386	US$1,316,381	US$1,440,273	US$1,569,060	US$1,702,744	US$1,841,324
BTC Price	US$5,000,000	US$182,368	US$213,176	US$245,765	US$280,133	US$316,283	US$354,212	US$393,923	US$435,413	US$478,684	US$523,736	US$570,567	US$619,180	US$669,572
US $60,000	US$10,000,000	US$364,736	US$426,352	US$491,529	US$560,267	US$632,565	US$708,425	US$787,845	US$870,826	US$957,368	US$1,047,471	US$1,141,135	US$1,238,359	US$1,339,145
	US$15,000,000	US$547,105	US$639,529	US$737,294	US$840,400	US$948,848	US$1,062,637	US$1,181,768	US$1,306,239	US$1,436,052	US$1,571,207	US$1,711,702	US$1,857,539	US$2,008,717

Note: Arbitrage volume is estimated for a given level of market volatility, pool size and Bitcoin price level based on the mathematical relationship between volume and what is required to keep Bullish's pricing in line with the market providing for price synchronization frequency and dislocation spread allowances. Bullish arb volume assumes backtest pool size of US$5 billion, volatility coefficient of 99,819, and volatility squared coefficient of 2,166,193. Bullish dislocation spread assumes volatility coefficient of 0.0228. Dislocation spread is calculated as annualized daily volatility divided by the square root of 365 multiplied by the dislocation spread volatility coefficient and multiplied by 10,000. ADV is calculated as the sum of (1) annualized daily volatility divided by the square root of 365 multiplied by the arb volume volatility coefficient, and (2) annualized daily volatility divided by the square root of 365, squared, multiplied by the arb volume volatility squared coefficient, divided by 1,000 multiplied by the pool size, divided by the backtest pool size, and multiplied by Bitcoin price. See page 54 for additional detail on modeling methodology

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52

Appendix V : Other

Illustrative P&L Sensitivity

Annual Revenue and EBITDA sensitivity analysis given varying assumptions on:

- Trading volumes
- Third-party participation in the Liquidity Pool
  - 55%/45% split of Bullish/third-party pool assets
  - 25%/75% split of Bullish/third-party revenue on third-party assets
- Composition of volume between types of liquidity takers
- Bullish's estimated trading spread of 16.4 bps
- Utilization of 9% of the Liquidity Pool for margin lending at 21% APR
- Bullish's expense margin and growth profile

Liquidity Pool ADV	US$800,000	US$1,000,000	US$1,200,000	US$1,400,000	US$1,600,000	US$1,800,000
Third Party Maker ADV	US$80,000	US$100,000	US$120,000	US$140,000	US$160,000	US$180,000
As % of Liquidity Pool ADV	10%	10%	10%	10%	10%	10%
Total ADV	**US$880,000**	**US$1,100,000**	**US$1,320,000**	**US$1,540,000**	**US$1,760,000**	**US$1,980,000**
Bullish Portion of Liquidity Pool	55%	55%	55%	55%	55%	55%
Base Spread (in bps)	8.0	8.0	8.0	8.0	8.0	8.0
Dislocation Spread (in bps)	8.4	8.4	8.4	8.4	8.4	8.4
Total Spread (in bps)	**16.4**	**16.4**	**16.4**	**16.4**	**16.4**	**16.4**
Liquidity Pool Gross Revenues	US$477,532	US$596,915	US$716,298	US$835,682	US$955,065	US$1,074,448
Paid to Clients	(US$159,926)	(US$199,908)	(US$239,890)	(US$279,871)	(US$319,853)	(US$359,834)
Liquidity Pool Net Revenues	US$317,606	US$397,007	US$476,409	US$555,810	US$635,212	US$714,613
Third Party Maker Gross Revenues	US$23,360	US$29,200	US$35,040	US$40,880	US$46,720	US$52,560
Paid to Clients	(US$7,823)	(US$9,779)	(US$11,735)	(US$13,691)	(US$15,647)	(US$17,602)
Third Party Maker Net Revenues	US$15,537	US$19,421	US$23,305	US$27,189	US$31,073	US$34,958
Lending Gross Revenues	US$182,221	US$182,221	US$182,221	US$182,221	US$182,221	US$182,221
Paid to Clients	(US$61,026)	(US$61,026)	(US$61,026)	(US$61,026)	(US$61,026)	(US$61,026)
Lending Net Revenues	US$121,195	US$121,195	US$121,195	US$121,195	US$121,195	US$121,195
On/Off Ramp (10 bps on 1% LP ADV)	US$2,920	US$3,650	US$4,380	US$5,110	US$5,840	US$6,570
Other Net Revenues	US$11,000	US$11,000	US$11,000	US$11,000	US$11,000	US$11,000
Total Net Revenues	**US$468,258**	**US$552,273**	**US$636,289**	**US$720,305**	**US$804,320**	**US$888,336**
Expenses	US$259,510	US$287,894	US$315,291	US$342,688	US$370,086	US$397,483
EBITDA[1] Margin	44.6%	47.9%	50.4%	52.4%	54.0%	55.3%
EBITDA[1]	**US$208,747**	**US$264,379**	**US$320,998**	**US$377,616**	**US$434,234**	**US$490,853**

All figures in US$K, unless otherwise noted

Note: Dislocation spread based on annualized daily volatility of 70%. Lending assumptions based on a liquidity pool size of US$10 billion, loan utilization of 9.0%, and APR of 20.8%. An independent auditor has not reviewed the presented financial information. IFRS accounting treatment applied to illustrative financial results remains subject to confirmation and may differ from that presented. See page 54 for additional detail on modeling methodology

1. Represents earnings before interest, taxes, depreciation and amortization.

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53

Appendix V : Other

Bullish Has a High Multiple Peer Group

EV / 2023E EBITDA


Crypto
Electronic Platforms
Exchanges
Online Brokers
Median = 23.4x
19.1x
24.4x
26.2x
31.8x
14.7x
16.9x
20.7x
23.3x
23.4x
30.8x
49.0x
bakkt 1
coinbase
Tradeweb
MarketAxess
Cboe
ice
CME Group
HKEX
XP inc.
FUTU
etoro 1

2022E – 2023E Revenue Growth


Crypto
Electronic Platforms
Exchanges
Online Brokers
Median = 13.4%
59.4%
19.4%
11.2%
10.7%
4.2%
5.4%
6.8%
13.4%
24.9%
32.2%
29.8%
bakkt 1
coinbase
Tradeweb
MarketAxess
Cboe
ice
CME Group
HKEX
XP inc.
FUTU
etoro 1

Source: Bakkt and eToro estimates per Management. All other peer estimates are based on Capital IQ and Wall Street research estimates.
Note: Market data as of July 2, 2021
1. Valuation multiples reflect implied enterprise value for announced transactions

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54

Appendix V : Other

Modeling Methodology

ADV Sensitivity Model Methodology
(Assuming BTC/USD-Only Liquidity Pool)

Simulated arbitrage-driven Liquidity Pool volume for:

- One Liquidity Pool (BTC/USD)
- US$5b Bullish Liquidity Pool contribution (US$2.5b BTC + US$2.5b USD)
- Volume generated by profit-seeking arbitrage traders was mathematically determined using tick-by-tick data from the largest US-based crypto exchange over the two-year period ending March 2021 subject to:
- 10 bps of external trading costs
- Bullish spread including a dislocation spread in periods of high volatility
- 5 second time delay in periods of high volume
- Annualized BTC price volatility over the two-year period estimated to be approximately 75%
- The USD notional volume of arbitrage traders is:
- Linearly proportional to Liquidity Pool size
- Linearly proportional to BTC price
- Highly correlated with volatility for a given Liquidity Pool size and BTC price level (R^2 of .91)

Assumption that arbitrage trades are the only trades on Bullish Exchange is overly simplistic and conservative; therefore, another key determinant of ADV potential is the mix of arbitrage vs. non-arbitrage volume

Total Bullish Revenue Model Methodology
(Extrapolated From BTC/USD-Only Liquidity Pool)

Used findings from BTC/USD-only Liquidity Pool historical simulation (as described to the left)

Increased Liquidity Pool to US$10b (US$5b BTC + US$5b USD), including third-party participation

Maintained one Liquidity Pool (BTC/USD)

Extrapolated expected volume opportunity for entire Bullish Exchange

While simulation is based exclusively on BTC/USD-only Liquidity Pool, expectation is that Bullish will ultimately invest into multiple Liquidity Pools (including non BTC/USD Liquidity Pools)

Therefore, model results are meant to be directionally appropriate rather than precisely accurate

Confidential property of Bullish Global. Do not distribute or reproduce without express permission from Bullish Global.

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